UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

Morgan Stanley Direct Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSDL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 6, 2025, North Haven Private Credit CLO 1 LLC (the “Issuer”), a direct subsidiary of Morgan Stanley Direct Lending Fund (the “Company”), established pricing terms for a collateralized loan obligation (“CLO”) transaction and the notes to be issued by the Issuer.

The Issuer expects to issue approximately $401,200,000 in aggregate principal amount of notes collateralized by the assets held by the Issuer, consisting of $182,000,000 in Class A-1 Senior Secured Floating Rate Notes due 2037 and $50,000,000 in Class A-1 Senior Secured Floating Rate Loans due 2037, which will bear interest at a rate of three-month SOFR + 1.54%, $16,000,000 in Class A-2 Senior Secured Floating Rate Notes due 2037, which will bear interest at a rate of three-month SOFR + 1.70%, $24,000,000 in Class B Senior Secured Floating Rate Notes due 2037, which will bear interest at a rate of three-month SOFR + 1.90%, $32,000,000 in Class C Secured Deferrable Floating Rate Notes due 2037, which will bear interest at a rate of three-month SOFR + 2.40%, and $24,000,000 in Class D Secured Deferrable Floating Rate Notes due 2037, which will bear interest at a rate of three-month SOFR + 3.55%. The Company will retain approximately $73,200,000 in Subordinated Notes due 2125 to be issued by the Issuer, which represent all of the Subordinated Notes of the Issuer, and will serve as Collateral Servicer to the Issuer. The CLO transaction is a form of secured financing incurred by the Company and is consolidated by the Company and subject to its overall asset coverage requirement under the Investment Company Act of 1940, as amended. The CLO transaction is anticipated to close on or about September 17, 2025. This disclosure does not constitute an offer to sell or a solicitation of an offer to buy any of the notes in the CLO transaction described above, nor shall there be any offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2025	MORGAN STANLEY DIRECT LENDING FUND

	By:	/s/ Orit Mizrachi
Orit Mizrachi
Co- President and Chief Operating Officer